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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Report on Form 10-Q fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 12, 2002


                                            /s/ Jay A. Herman
                                            ------------------------------------
                                            Jay A. Herman,
                                            Chairman and Chief Executive Officer


                                            /s/ Robert M. Barniskis
                                            ------------------------------------
                                            Robert M. Barniskis,
                                            Vice President and Chief Financial
                                            Officer